UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 5, 2014

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

Inventure Foods, Inc. (“Inventure” or the “Company”) is furnishing the information under this Item 7.01 to update certain disclosures it previously disclosed in its reports as furnished or filed with the Securities and Exchange Commission (“SEC”) from time to time.  A copy of the updated disclosures is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The information under this Item 7.01 and Exhibit 99.1 attached hereto is hereby incorporated into the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-196795), declared effective by the SEC on August 28, 2014.

Item 8.01                                           Other Events.

The Company is filing the information under this Item 8.01 solely to file the required unaudited pro forma combined statement of income of the Company for the year ended December 28, 2013, which gives pro forma effect to the acquisition by the Company of (i) substantially all of the assets of Fresh Frozen, LLC on November 8, 2013, and (ii) the berry processing business of Willamette Valley Fruit Company, LLC on May 28, 2013.

The information under this Item 8.01 and Exhibit 99.2 attached hereto is hereby incorporated into Inventure’s Registration Statement on Form S-3 (Registration Statement No. 333-196795), declared effective by the Securities and Exchange Commission on August 28, 2014.

Item 9.01                                           Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information.

Filed herewith is the following pro forma financial information:

•                  Unaudited pro forma combined statement of income for the year ended December 28, 2013.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

99.1	Updated Disclosures
99.2	Unaudited pro forma combined statement of income for the year ended December 28, 2013 of Inventure Foods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2014	INVENTURE FOODS, INC.

	By:	/s/ Steve Weinberger
Steve Weinberger
Chief Financial Officer